UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

By letter dated June 17, 2005, the Registrant received approval from the Centers for Medicare & Medicaid Services ("CMS") to offer services to Medicare beneficiaries in Fulton and DeKalb counties in Georgia effective July 1, 2005 through December 31, 2005. As of the date of this Current Report, the Registrant had not received a copy of the CMS contract.

In addition, effective June 1, 2005, the Registrant entered into Amendment No. 7 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida and Amendment No. 6 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. The amendments, which relate to the expansion of behavioral health services, increase the contract amount and the payment and authorized enrollment levels for these services under the AHCA contracts. Copies of these amendments are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the CMS contract or the AHCA amendments. The above descriptions are qualified in their entirety by reference to the complete AHCA amendments which are filed as exhibits hereto and the CMS contract which will be filed with the Securities and Exchange Commission.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 7 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2 Amendment No. 6 to AHCA contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

June 22, 2005	By:	Thaddeus Bereday

Name: Thaddeus Bereday
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 7 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2	Amendment No. 6 to AHCA contract between the State of Florida, Agency for Health Care Administration and Healthease of Florida, Inc.